UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23672

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.
______________________________________________________________________________

(Exact name of registrant as specified in charter)

Buchanan Office Center
40 Carr. 165 Suite 201
Guaynabo, PR 00968-8022

______________________________________________________________________________

(Address of principal executive offices)(Zip code)

Ivelisse M. Ortiz Moreau

Secretary

American International Plaza Building

10th Floor, 250 Muñoz Rivera Avenue

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

John T. Fitzgerald, Esq.

McDermott Will & Schulte LLP

919 Third Avenue

New York, NY 10022

Registrant’s telephone number, including area code: 787-764-1788

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – June 30, 2025

Item 1. Report to Shareholders.

(a)       The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Tax – Free Fund

For Puerto Rico Residents, Inc.

SEMI-ANNUAL REPORT

JUNE 30, 2025

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

Table of Contents

Fund Performance	1

Fund Leverage	5

Financial Highlights	7

Schedule of Investments	8

Financial Statements
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flow	12

Notes to Financial Statements	13

Other Information (Unaudited)	33

Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited)	36

Privacy Notice	39

FUND PERFORMANCE

FUND PERFORMANCE

The following table shows the Fund’s performance for the period from January 1, 2025, to June 30, 2025.

Six-Month Period
Based on market price	0.65%
Based on net asset value	(1.80%)

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends based on net asset value (“NAV”) and market price as of period-end:

Dividend yield-based on market value	3.51%
Dividend yield based on NAV	1.96%
NAV as of June 30, 2025	$ 4.21
Market Price as of June 30, 2025	$ 2.35
Premium (discount) to NAV	(44.2%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. Fund dividends paid during the period were paid from current net investment income. See Note 8 of the financial statements for more details.

The Fund’s net investment income was $921,338 for the six-month period versus $2.1 million last year. Other income during the period amounted to $80,244 versus $513,088 last year. The dividend paid was $918,283 for the six-month period versus $1.7 million last year. All the dividends paid during the period were from current income.

The chart below reflects the breakdown of the Fund’s investment portfolio (based on % of Total Investments) as of June 30, 2025. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio, representing 39.92%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $531.7 million for fiscal year 2025, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. Even though interest rates decreased during the period, the valuation of the COFINA bonds decreased. Transfers to the bonds’ trustee for the redemption of the bonds for fiscal 2025 commenced on July 1, 2024. On October 21, 2024, COFINA announced that 100% of the required Puerto Rico sales and use tax (“IVU”) collections had been transferred to the bond trustee. COFINA reported that IVU collections pledged to the bonds increased to $1.91 billion during their fiscal year ended June 30, 2025, and increased 5.2% versus the prior year. These collections represented 3.6 times the required deposit to the debt service account of $531.7 million.

The Fund owns bonds issued by the Puerto Rico Electric Power Authority (“PREPA”) representing approximately 0.59% of the portfolio. During June 2023, the United States District Court for the District of Puerto Rico (the “District Court”) judge overseeing the PREPA Plan of Adjustment ruled against the bondholders’ claims of their security interest in future PREPA’s revenues. However, the First Circuit Court of Appeals ruled on June 12, 2024, that bondholders do have a claim against net revenues. Bond prices increased after this ruling. The District Court has mandated mediation between the fiscal board and bondholders to negotiate a new plan. As of June 30, 2025, there has been no agreement between the parties. The valuation of the PREPA bonds remained stable during the period. The defaulted PREPA bonds owned by the Fund continue to trade in the market. See Note 4 for further details.

The Puerto Rico Infrastructure Finance Authority bond owned by the Fund was exchanged for $54,303 in cash and a contingent valuation instrument (“CVI”) valued at $171,478 as reflected in the accompanying Schedule of Investments. The CVI makes an annual distribution contingent on Rum Tax collections during the year. The bond’s last distribution was during November 2024.

The Fund owns a mortgage participation certificate (the “Certificate”) representing 0.87% of the portfolio, which was purchased from a local financial institution in 2002. The underlying mortgages are Federal Housing Administration and Veterans Administration mortgages originated on or before the purchase date. The balance of the Certificate decreased from the repayment of the underlying mortgages. The Fund also owns several mortgage-backed securities (“MBS”) issued and guaranteed by U.S. government agencies representing 0.15% of the portfolio and several tax-exempt notes collateralized by U.S. agency MBS representing 0.49% of the portfolio. The balance of the MBS and the tax-exempt notes also decreased as a result of the repayment of the underlying mortgages. The valuation of the MBS increased during the period.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 50.96% and 6.63%, respectively of the portfolio. The valuation of the U.S. agencies and U.S. municipal bonds increased during the period in response to lower rates across the yield curve.

The Fund sold approximately $18 million of securities during the period. These securities sold consisted of COFINA coupon bonds, COFINA zero coupon bonds and U.S. Agencies. The proceeds were used to repay the funds existing leverage. At period-end, the Fund had no leverage.

The NAV of the Fund decreased $0.16 during the period from $4.37 at the beginning of the period to $4.21 at the end of the period. At period-end the Fund’s indicated market value was a 44.2% discount to its NAV, a decrease from the discount of 45.5% at December 2024.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio (based on % of Total Investments) using various metrics as of period end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition		Geographic Allocation
Sales and Use Tax (PR)	39.93%	Puerto Rico	42.41%
Mortgages Certificates	0.87%	U.S.	57.59%
Mortgage-Backed Securities	0.64%		100.00%
P.R. Commonwealth	0.38%
Electric Power Authority	0.59%
U.S. Municipals - General Obligation	6.63%
U.S. Agencies	50.96%
Total	100.00%

The following table shows the ratings of the Fund’s portfolio securities (based on % of Total Investments) as of June 30, 2025. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AAA	0.64%
AA	50.96%
A	6.63%
BBB	0.87%
Below BBB	0.59%
Not Rated	40.31%
Total	100.00%

During the period, the United States lost its last remaining sovereign AAA rating when Moody’s downgraded it to AA1, citing as rational “the increase over more than a decade in government debt and interest payment ratios to levels that are significantly higher than similarly rated sovereigns.” Both S&P and Fitch had already downgraded the rating to their equivalent rating of AA+.

The “Not-Rated” category is mostly comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2025, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

The Fund has discontinued the use of leverage as part of its investment program.

As a fundamental policy the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issue TSOs in the local market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

During the period, the Fund disposed of securities to repay the entirety of the Fund’s outstanding leverage. The Fund’s leverage decreased by $16,825,000 during the period.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2025

Assets:	Investment in securities, at value (identified cost - $46,739,013)		$ 45,167,843
	Cash		1,068,345
	Interest receivable		750,631
	Prepaid expenses and other assets		320,532
	Total assets		47,307,351
Liabilities:	Dividends payable to common shareholders		153,054
	Directors' fees payable		11,901
	Payables:		
	Interest and leverage expenses	-	
	Investment advisory fees	40,515	
	Administration, custody, and transfer agent fees	8,438	48,953
	Professional fees		145,337
	Reporting fees		75,666
	Administration fees tax advance		25,116
	Accrued expenses and other liabilities		12,555
	Total liabilities		472,582
Net Assets Applicable to Common Shareholders:			$ 46,834,769
Net Assets Applicable to Common Shareholders consist of:			
	Paid-in-Capital ($0.01 par value, 98,000,000 shares authorized, 11,131,220 shares issued and outstanding)		139,228,632
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 8)		(92,393,863)
	Net assets applicable to common shareholders		$ 46,834,769
	Net asset value applicable to common shares - per share; 11,131,220 shares outstanding		$ 4.21

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CHANGES IN NET ASSETS

		For the period from January 1, 2025, to June 30, 2025 (Unaudited)	For the fiscal year ended December 31, 2024
Increase (Decrease) in Net Assets:			
	Net investment income	$ 921,338	$ 2,059,651
	Net realized gain (loss) on investments	(934,079)	891
	Net realized gain (loss) on real estate owned	-	72,047
	Change in unrealized appreciation (depreciation) on investments	(932,967)	(429,859)
	Net increase (decrease) in net assets resulting from operations	(945,708)	1,702,730
Dividends to Common Shareholders From:	Net investment income	(918,283)	(1,650,803)
Capital Share Transactions:	Reinvestment of dividends on common shares	5,388	9,379
	Repurchase of common shares	-	-
		5,388	9,379
Net Assets:			
	Net increase (decrease) in net assets applicable to common shareholders	(1,858,603)	61,306
	Net assets at the beginning of the period/year	48,693,372	48,632,066
	Net assets at the end of the period/year	$ 46,834,769	$ 48,693,372

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

1.    Reporting Entity and Significant Accounting Policies

Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on March 24, 2000, and commenced operations on February 28, 2001. UBS Asset Managers of Puerto Rico (“UBSAMPR” or the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico (“UBSTC”), served as the Fund’s investment adviser until July 19, 2025. Effective July 20, 2025, Atlas Asset Management (“Atlas”) became the Fund’s investment adviser, pursuant to an interim investment advisory agreement. UBSTC serves as the Fund’s Administrator ("Administrator").

The Fund's investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the 1933 Act, absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The NAV per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued in good faith by or under the direction of the Investment Adviser as the valuation designee appointed by the Fund’s Board pursuant to Rule 2a-5 under the 1940 Act utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Investment Adviser the responsibility for making fair value determinations with respect to portfolio holdings. The Investment Adviser has established a Valuation Committee (the "Committee") which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At June 30, 2025, no portfolio securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

•	Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•	Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, States, and Municipalities: The fair value of obligations of U.S. government sponsored entities, states, and municipalities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of June 30, 2025, in valuing the Fund’s investments carried at fair value:

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

	Investment in Securities
	Level 1	Level 2	Level 3	Balance 06/30/25
Investment Securities:
Puerto Rico Tax-Exempt Obligations	$ -	$ 223,265	$ -	$ 223,265
Puerto Rico Agencies, Bonds and Notes	-	18,471,919	-	18,471,919
Mortgage-Backed Securities	-	-	393,365	393,365
Puerto Rico FNMA Taxable	-	65,087	-	65,087
US Government, Agency and Instrumentalities	-	23,017,721	-	23,017,721
US Municipals	-	2,996,486	-	2,996,486
	-	44,774,478	393,365	45,167,843

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Level 3 Investments Securities

	Balance as of 12/31/24	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 06/30/25
Doral Participation Certificate 2001 Series A	$ 426,446	$ -	$ 20,542	$ -	$ -	$ --	$ (53,623)	$ -	$ 393,365

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at June 30, 2025	Valuation Technique	Unobservable Inputs		Price
Investment Securities:
Doral Participation Certificate	$ 393,365	Discounted Cash Flow	Constant prepayment rate	2.23%	$ 75.33
			Probability of default	0.88%
			Loss severity	5.00%
			Discount rate	18.02%

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held on June 30, 2025, amounted to a net unrealized appreciation of $20,542.

There were no transfers into or out of Level 3 during the period from January 1, 2025, to June 30, 2025.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of June 30, 2025.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico income tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Puerto Rico income tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to Puerto Rico alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S. income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Code, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from January 1,2025, to June 30, 2025, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no reverse repurchase agreements outstanding as of June 30, 2025.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

Short-Term and Medium-Term Notes

The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short- and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act, absent an available exception. There were no short- or medium-term notes outstanding as of June 30, 2025.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 2,000,000 preferred shares with a par value of $25, in one or more series. During the period from January 1, 2025, to June 30, 2025, no preferred shares were issued or outstanding.

Operating Segments

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (ASU 2023-007). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The Accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

2.    Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

Pursuant to an investment advisory agreement with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the oversight of the Board, the Fund received investment advisory services in exchange for a fee. The investment advisory fee did not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the period from January 1, 2025, to June 30, 2025, investment advisory fees amounted to $242,384. UBSTC voluntarily waived investment advisory fees in the amount of $161,590, for a net fee of $80,794. The investment advisory fees payable amounted to $40,515 as of June 30, 2025. The Fund’s investment advisory agreement with UBSTC terminated on July 19, 2025. Effective July 20, 2025, Atlas became the Fund’s investment adviser, pursuant to an interim investment advisory agreement. Under such interim investment advisory agreement, the investment advisory fee is 0.50% of the Fund’s average weekly net assets. Atlas has agreed to waive its fee to 0.25% of the Fund’s average weekly net assets until August 19, 2025. From August 20, 2025, until the termination of the interim investment advisory agreement, Atlas has agreed to waive its fee to 0.25% of the Fund’s weekly net assets other than cash and cash equivalents for which its fee is waived to 0.10% of such assets.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custody, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC has engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and Transfer Agency, Registrar, and Shareholder Servicing Agreement fees will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expense reimbursements. For the period from January 1, 2025, to June 30, 2025, the administrative, custody, and transfer agency services fee amounted to $60,898. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $16,200, for a net fee of $44,698. The administrative, custody, and transfer agent fees payable amounted to $8,438 as of June 30, 2025.

Certain Fund officers were also officers of UBSTC. The independent directors of the Fund’s Board were paid based upon an agreed fee of $1,000 per fund for each quarterly Board meeting, $500 for each special Board meeting, and $500 per fund for each Audit Committee meeting. For the period from January 1, 2025, to June 30, 2025, the independent directors of the Fund were paid an aggregate compensation of $15,230. The Directors fees payable amounted to $11,901 as of June 30, 2025.

3.    Capital Share Transactions

The Fund is authorized to issue up to 98,000,000 common shares, par value $0.01 per share.

Capital share transactions for the period from January 1, 2025, to June 30, 2025, and for the fiscal year ended and December 31, 2024, were as follows:

Common Shares	Amount June 30, 2025	Amount December 31, 2024
Proceeds from the reinvestment of dividends	$5,388	$9,379
Repurchase of shares	-	-
	$5,388	$9,379

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

Transactions in common shares for the period from January 1, 2025, to June 30, 2025, and for the fiscal year ended and December 31, 2024, were as follows:

Common shares	June 30, 2025	December 31, 2024
Beginning common shares	11,129,977	11,127,845
Shares issued due to the reinvestment of dividends	1,243	2,132
Shares repurchased	-	-
Ending common shares	11,131,220	11,129,977

There were no share repurchase transactions for the period from January 1, 2025, to June 30, 2025, and for the fiscal year ended and December 31, 2024

4.    Investment Transactions

The cost of unaffiliated U.S. obligations securities purchased was $3,500,000, for the period from January 1, 2025, to June 30, 2025. Proceeds from calls, maturities, and paydowns of unaffiliated U.S. obligations securities for the period from January 1, 2025, to June 30, 2025, amounted to $2,252,924.

Puerto Rico Restructuring Plan Developments:

After the Commonwealth Plan of Adjustment went into effect, the Commonwealth of Puerto Rico rejected the PREPA Plan of Adjustment that had been negotiated with PREPA bondholders. The District Court has mandated mediation between the parties to try to negotiate a new plan. On September 16, 2022, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) announced an impasse in the mediation and filed a schedule for the resumption of litigation. Bondholders filed for the appointment of a receiver to run the PREPA Plan of Adjustment while the litigation is resolved. On September 28, 2022, the District Court rejected both the appointment of the receiver and the resumption of litigation. It ordered the Oversight Board to file a new re-structuring plan by December 1, 2022, and the parties to continue mediation. The Oversight Board submitted a new plan in December 2022. The Oversight Board received objections to the adequacy of the disclosure statement and on February 9, 2023, filed the First Amended Title III Plan of Adjustment for PREPA and its disclosure statement. Some parties filed objections to the amended disclosure statement. A Second Amended Plan was submitted on February 26, 2023, and a Third Amended Plan was submitted on May 11, 2023. On June 28, 2023, the District Court set interim litigation deadlines concerning the Third Amended Plan for June and July 2023, with an order to file a joint status report on July 19, 2023, with a proposed litigation schedule for confirmation proceedings. On September 15, 2023, a Modified Third Amended Plan was submitted, which was modified five times. A Fourth Amended Plan was filed on December 29, 2023, which was modified on February 20, 2024. Hearings for confirmation of the Plan of Adjustment were held for eleven days, starting on March 4, 2024, and ending March 18, 2024.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

As to the security interest of PREPA bondholders, the District Court entered an opinion on March 22, 2023, in an adversary proceeding filed by bondholders for declaratory judgment, stating that the $8.4 billion in PREPA bonds was fully secured by the utility’s 1974 trust agreement. The District Court held that the trust agreement granted the bondholders security interests only in monies actually deposited in the Sinking Fund, Self-insurance Fund, Capital Improvement Fund, Reserve Maintenance Fund, and Construction Fund, as defined in the trust agreement. However, the bondholders have only an unsecured claim over future net revenues that would have been deposited in specific funds over the remainder of the terms of the bonds, to be liquidated now under the Fourth Amended Plan. The bondholders filed an appeal with the United States Court of Appeals for the First Circuit. In an Opinion entered on June 12, 2024, the First Circuit ruled the bondholders’ claims are non-recourse and limited to payment from collateral, namely net revenues. The First Circuit left to the District Court how that ruling impacts the confirmation of the Plan of Adjustment. PREPA does not generate any net revenues unless and until electricity rates are increased. Under bankruptcy law, the court must determine the value of the bondholders’ collateral on the confirmation date, which is prior to any rate increase. Therefore, the implications of the First Circuit decision and the value of the bondholders’ collateral will depend on careful consideration and additional determinations by the District Court. On July 11, 2024, the District Court stayed all litigation regarding PREPA for at least 60 days. The litigation stay prohibits, among other things, the filing of a new plan or plan amendments. Parties were ordered to meet with the mediation team. The mediation team requested an extension of the stay and on October 7, 2024, the Court extended the stay through November 13, 2024, and parties were ordered to continue mediation discussions. The litigation stay and the mediation termination date was extended through January 31, 2025, by order entered on October 30, 2024. On January 28, 2025, the Mediation Team filed a report, stating that, although it had expressed skepticism as to whether a consensual resolution of PREPA’s Title III case is possible, it was now hopeful that progress is still possible and requested a 45-day extension of the Litigation Stay, until March 17, 2025. On January 29, 2025, the Court entered an Order extending the Litigation Stay until March 24, 2025.

On February 24, 2025, the PREPA Bondholders filed a motion requesting the relief of stay, arguing that they had offered an affordable settlement for PREPA and the Oversight Board had rejected in bad faith. On March 7, 2025, the PREPA Bondholders filed a motion for administrative expenses, alleging they are entitled to an administrative expense claim for PREPA’s depletion of the Bondholders’ collateral. On March 30, 2025, the Court entered an Order to extend the stay sine die (for an indefinite period of time) except for (i) permitting the Oversight Board to file an amended proposed plan of adjustment and to permit litigation as to the PREPA Bondholders’ administrative expense claim. On March 28, 2025, the Oversight Board filed Fifth Amended Title III plan of adjustment for PREPA, with its Disclosure Statement. The Bondholders’ motion for the administrative expense claim was referred to the Magistrate Judge for pretrial management. Parties have been conducting discovery in relation to the Bondholders motion and an oral argument was scheduled for July 23, 2025.

On July 22, 2025, the Court entered a Memorandum and Order on a motion filed by the Oversight Board, requesting an order to enforce the Modified Eighth Amended Title III Joint Plan of Adjustment of the Commonwealth of Puerto Rico by determining that the proof of claim filed by the US Bank National Association, as the PREPA Bonds’ Trustee, is a subordinated claim and, thus, not entitled to receive any treatment and distribution . The motion had been opposed by all bondholders. The proof of claim was filed to assert claims for breaches of the Trustee and the PREPA Bondholders’ right to enforce certain statutory rights and remedies expressly granted to the Trustee and the PREPA Bondholders by the Commonwealth to induce investment in and to secure repayment of the Revenue Bonds, and for the collection of amounts owed by the Commonwealth to PREPA for electricity. The Court granted the Oversight Board’s motion, determining that the PREPA Bond’s Trustee proof of claim is a subordinated claim and, under the terms of the Commonwealth Plan, no party is entitled to receive any treatment or distribution on account of the PREPA Bonds Trustee proof of claim.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

The oral argument on the Bondholder’s motion for the administrative expense claim was held on July 23, 2025, as scheduled. Arguments were heard and the matter was taken under advisement. Parties were to exchange position papers on August 18, 2025, and on August 25, 2025, parties were to file a joint status report. However, on August 8, 2025, because 5 members of the Oversight Board were terminated by President Trump, the Court entered an Order on August 8, 2025 suspending the deadlines set at the July 23, 2025 hearing and ordered the Oversight Board to file a report on August 25, 2025, concerning the status of its membership and what effect, if any, the recent events will have on its participation in matters pending before the Court. On August 22, 2025, all Bondholders groups filed a Notice of Appeal to the US Court of Appeals for the First Circuit, to review the July 22, 2025, Memorandum and Order. The Oversight Board filed its report on August 25, 2025, informing that only one member of the Oversight Board remained appointed and, under PROMESA, as currently constituted, the Oversight Board had the ability and authority to proceed with the Administrative Expense Claim litigation as well as all pending matters in the Title III cases, their adversary proceedings, and contested matters. However, the Oversight Board deferred to the Court’s preference whether the Administrative Expense Claim discovery and any necessary hearings should be stayed. The Oversight Board stated that its preference, as presently constituted, was to pause discovery and any hearing until new members were appointed.

The case is still stayed, except for the Bondholders’ motion litigation. The Court has yet to issue an order regarding litigation. The defaulted PREPA bonds owned by the Fund continue to trade in the market.

5.    Securities Sold Under Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

There were no securities sold under reverse repurchase agreements outstanding at June 30, 2025, however, related information is as follows:

Maximum aggregate balance outstanding at any time of the period	$19,900,000
Average balance outstanding during the period	$14,215,967
Average interest rate during the period	4.63%

There was no interest payable on securities sold under reverse repurchase agreements at June 30, 2025.

The total amount of unaffiliated originations or proceeds of securities sold under reverse repurchase agreements during the period from January 1, 2025, to June 30, 2025, amounted to $103,950,000.

6.    Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At June 30, 2025, the Fund had investments with an aggregate fair value of approximately $18,865,284, which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government or any of its subdivisions, of which $18,471,919 are revenue bonds not guaranteed by the Puerto Rico government. Also, at June 30 2025, the Fund had investments with an aggregate market value amounting to $2,996,486 which were issued by various municipalities located in the United States and not guaranteed by the U.S. government.

7.    Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests up to 67% of the Fund’s total assets in taxable and tax-exempt securities issued by Puerto Rico issuers, including securities by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities, mortgage-backed and asset-backed securities, and corporate obligations and preferred stock (the “67% Investment Requirement”). While the Fund intends to comply with the 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities, and other forms of leverage to the extent that immediately after their issuance, the value of the Fund's total assets less all the Fund's liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

8.    Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$46,739,013
Gross appreciation	334,841
Gross depreciation	(1,906,011)
Net appreciation (depreciation)	$(1,571,170)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from January 1, 2025, to June 30, 2025, and for the fiscal year ended December 31, 2024, the Fund had distributed from ordinary income $918,283 and $1,650,803 for tax purposes, respectively. The undistributed net investment income at June 30, 2025, and December 31, 2025, was as follows:

2025:

Undistributed net investment income for tax purposes
at the beginning of the period	$4,576,600
Net investment income for tax purposes	921,338
Dividends paid to common shareholders	(918,283)
Undistributed net investment income for tax purposes at the end of the period	$4,579,655

2024:

Undistributed net investment income for tax purposes
at the beginning of the fiscal year	$4,167,752
Net investment income for tax purposes	2,059,651
Dividends paid to common shareholders	(1,650,803)
Undistributed net investment income
for tax purposes at the end of the fiscal year	$4,576,600

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at June 30, 2025, were as follows:

Undistributed net investment income for tax purposes
at the end of the period	$4,579,655
Accumulated net realized gain (loss) from investment	(95,402,348)
Unrealized net appreciation (depreciation) from investment	(1,571,170)
Total Distributable Earnings (Accumulated Loss)	$(92,393,863)

9.    Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for securities issued by the Fund.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund generally is more susceptible to economic, political, regulatory, or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Puerto Rico government or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including, without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm, and hurricane), epidemics/pandemics, or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies, and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions, and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also limits the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced on August 19, 2022. Since the Fund does not hold any derivatives as of June 30, 2025, Rule 18f-4 has no impact on the Fund.

10.    Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth Court against UBS Financial Services, Inc., UBSFS, UBSTC and all current and certain former members of the Boards of such investment companies, and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding Settlement Fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Since the court has failed to issue an order regarding the allocation of litigation expenses, the parties agreed on the distribution of the portion of the Settlement Fund over which there is no controversy, and that portion of the Settlement Fund was distributed to the Fund and recognized as Other Income on the previous year’s financial statements. On August 5, 2024, the Puerto Rico Commonwealth Court issued a determination that certain litigation expenses were covered with an attorney fee award. Plaintiffs did not appeal the court’s determination and it is now final and unappealable. The litigation expenses held in escrow was distributed pro rata among the nominal defendants, including the Fund, which amounted to $80,244 and was recognized as Other Income during the period.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

The Fund was engaged in litigation with Ocean Capital LLC and certain other defendants based on claims brought by the Fund and eight other closed-end funds advised by UBS Asset Managers alleging, among other things, securities law violations by Ocean Capital LLC and certain other defendants. Ocean Capital LLC counterclaimed the Fund, in part, so as to have its nominees seated on the Board of Directors of the Fund in accordance with proper standards of governance. On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Fund’s claims. Because the First Circuit affirmed the dismissal of the Fund’s claims, it also affirmed the district court’s judgement in favor of counterclaims by Ocean Capital that sought to require three of the plaintiff funds to seat Ocean Capital’s LLC’s director nominees at those funds.

As a result of the First Circuit decision, the Board of Directors of the Fund instructed the inspectors of selection for the Fund’s 2022, 2023, and 2024 annual meetings of shareholders to certify the voting results of such elections. On May 20, 2025, the inspectors of election for the foregoing shareholder meetings certified the results of such elections, and (1) elected each of Ethan A. Daniel and Ian McCarthy as Class I directors, José R. Izquierdo II and Brent D. Rosenthal as Class II directors and Roxana Cruz-Rivera and Mojdeh L. Khaghan as Class III directors and (2) approved the shareholder proposal to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico. As a result, the Fund’s investment advisory agreement with UBS Asset Managers of Puerto Rico terminated on July 19, 2025.

11.   Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

12.   Subsequent Events

Events and transactions from July 1, 2025, through September 19, 2025 (the date the semi-annual financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Cyber Incident:

On August 13, 2025, Fund Administration was informed that one of the Fund’s third-party service providers, Linedata, had experienced a cyberattack that impacted the Fund’s accounting system beginning on August 11, 2025. No client data was compromised due to the incident. Linedata provides fund accounting software that is integral to the calculation of the Fund’s NAV. Thus, the cyberattack has impaired Fund Administration’s ability to calculate the Fund’s NAV. After discovery of the breach, Fund Administration disconnected its systems from those of Linedata and has been unable to calculate the Fund’s NAV. The Funds’ NAV calculation and subsequent publication will resume as soon as feasible. Linedata has assured Fund management that they are conducting an in-depth investigation with cybersecurity experts and took immediate measures to contain the threat, protect Fund data and implement remedial efforts. Additionally, efforts are underway to securely restore Linedata’s systems.

Tax Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2025 to June 30, 2025 (Unaudited)

Dividends:

On July 31, 2025, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01375 per common share, totaling $153,055 and payable on August 11, 2025, to common shareholders of record as of July 31, 2025.

On August 29, 2025, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01375 per common share, totaling $153,055 and payable on September 10, 2025, to common shareholders of record as of August 29, 2025.

Ocean Capital LLC Decision:

See Note 10 for a discussion of the First Circuit’s decision in the litigation between the Fund and Ocean Capital LLC.

Officer Resignations and Appointments:

Liana Loyola resigned as Fund Secretary and was replaced by Ivelisse M. Ortiz-Moreau on June 20, 2025. Effective July 19, 2025, Carlos Ubinas, Luz Colon, José Grau, Heydi Cuadrado, Edward Ramos, and María Vilaro of UBS Asset Managers of Puerto Rico resigned as President, Chief Compliance Officer, Treasurer, Assistant Treasurer and Vice President, Vice President and Vice President, respectively. Effective July 20, 2025, Michelle Marcano-Johnson, Paul Hopgood and Pedro Gonzalez were appointed as Chief Compliance Officer, Vice President and Vice President, respectively.

Change of Adviser:

The Fund’s investment advisory agreement with UBSTC terminated on July 19, 2025. On July 15, 2005, the Board approved an interim investment advisory agreement with Atlas effective July 20, 2025. See Notes 1 and 2 for more details.

Change in Independent Registered Public Accounting Firm

Ernst & Young LLP resigned as the Fund’s independent registered public accounting firm on July 24, 2025. Subsequently, Cohen & Company, Ltd. was appointed to serve in that capacity, effective August 22, 2025.

Proxy Statement:

After considering the risks with respect to the Fund’s portfolio that could result from the Fund not being able to find a firm to serve as the investment adviser for the Fund on a long-term basis, among other factors, the Board, at a special meeting of the Board held on August 6, 2025, determined it to be in the best interest of shareholders to direct Atlas to, as soon as reasonably practicable and in a manner consistent with Atlas’s fiduciary duties to the Fund, taking into consideration such factors as Atlas determines appropriate, including market considerations and best execution, dispose of each of the Fund’s securities and maintain the Fund’s assets in cash, cash equivalents, or other low-risk, short-term assets.

In consideration of the foregoing, the Board unanimously declared it advisable that the Fund seek the approval of its shareholders to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale(s) to shareholders, as outlined in the Definitive Proxy Statement filed with the SEC on August 19, 2025.

OTHER INFORMATION (Unaudited)

Shareholder Meeting Information

The Fund has been engaged in litigation with Ocean Capital LLC and certain other defendants (the “Defendants”) based on claims brought by the Fund and eight other closed-end funds advised by UBS Asset Managers alleging that certain of the Defendants’ proxy disclosures and other conduct of the Defendants in connection with the Fund violated certain federal securities laws. In connection with the litigation, Ocean Capital LLC sought a declaration that its director nominees to the Fund had been validly elected. Following the Fund’s appeal of a district court order which dismissed the Fund’s claims and ordered that José R. Izquierdo II, Brent D. Rosenthal, and Ethan Danial be seated as directors of the Fund, on May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Fund’s claims alleging securities law violations by Ocean Capital LLC and the other defendants. Because the First Circuit affirmed the dismissal of the claims alleging securities law violations, it also affirmed the district court’s judgment in favor of counterclaims by Ocean Capital that sought to require three of the plaintiff funds to seat Ocean Capital’s director nominees at those funds.

As a result of the First Circuit decision, the Board of Directors (the “Board”) instructed the inspectors of election for the Fund’s 2022, 2023, and 2024 Annual Meetings of Shareholders to certify the results of such elections. On May 20, 2025, the inspectors of election for such meetings certified the results of such elections (the “Meeting Certifications”).

As a result of the Meeting Certifications, the composition of the Board is as follows:

Name:	Class:	Expiration of Term:
Ethan Danial	I	2027
Ian McCarthy Vacant(1)	I	2027
José R. Izquierdo II	II	2025
Brent D. Rosenthal	II	2025
Roxana Cruz-Rivera	III	2026
Mojdeh L. Khaghan	III	2026

(1)	Vicente J. Leon ceased to be a director upon the certification of the shareholder proposal to repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund's shareholders subsequent to March 25, 2022, as described below. The approval of this proposal resulted in the repeal of the bylaw amendment adopted by the Fund in December 2024 to extend the retirement age for directors under certain circumstances. Accordingly, Mr. Leon exceeded the retirement age for directors under the bylaws in effect after the Meeting Certifications

In addition, as a result of the Meeting Certifications, the following proposals have been adopted by the Fund’s shareholders:

1.    To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico;

2.    To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section;

3.   To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section;

4.    To amend Article II, Section 8 of the Amended and Restated By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote;

5.    To amend Article II, Section 8 of the Amended and Restated By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders;

6.    To amend Article II, Section 8 of the Amended and Restated By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section; and

7.    To repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022.

As a result of the adoption of the proposal set forth in paragraph 1 above, all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico terminated on July 19, 2025.

As a result of the adoption of the proposals set forth in paragraphs 2 through 6 above, Article II, Section 8 of the Fund’s Amended and Restated By-Laws have been amended as follows, with ~~str~~i~~ck~~e~~n~~-~~through~~ showing text being deleted, and underlined showing text being added:

At any meeting of stockholders more than ~~on~~e-~~ha~~l~~f~~ one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~pr~~e~~s~~e~~nt~~e~~d~~ present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

As a result of the adoption of the proposal set forth in paragraph 7 above, Article III, Section 3 of the Fund’s Amended and Restated By-Laws have been amended as follows, with ~~str~~i~~ck~~e~~n~~-~~through~~ showing text being deleted:

The term of office of each Director shall be from the time of his election and qualification until the Election Meeting for the year in which his term expires and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty (80) years of age, or until he shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation~~; prov~~i~~d~~e~~d that (A) any D~~i~~r~~e~~ctor that has r~~e~~ach~~e~~d 80 y~~e~~ars of ag~~e ~~as of D~~e~~c~~e~~mb~~e~~r 31 of any g~~i~~v~~e~~n y~~e~~ar may cont~~i~~nu~~e ~~to s~~e~~rv~~e ~~on th~~e ~~Board (~~i~~) for th~~e ~~r~~e~~ma~~i~~n~~i~~ng t~~e~~rm of th~~e ~~c~~l~~ass such D~~i~~r~~e~~ctor was ass~~i~~gn~~e~~d to and (~~ii~~) on~~e ~~(1) add~~i~~t~~i~~ona~~l ~~t~~e~~rm of such c~~l~~ass, prov~~i~~d~~e~~d a~~ll ~~th~~e ~~oth~~e~~r D~~i~~r~~e~~ctors vot~~e i~~n favor of~~ ei~~th~~e~~r t~~e~~rm of~~ e~~xt~~e~~ns~~i~~on, and (B) any such~~ e~~xt~~e~~ns~~i~~on w~~ill ~~b~~e ~~through th~~e e~~nd of th~~e ~~app~~li~~cab~~le ~~t~~e~~rm and unt~~il ~~such D~~i~~r~~e~~ctor’s succ~~e~~ssor sha~~ll ~~hav~~e ~~b~~ee~~n~~ ele~~ct~~e~~d and qua~~li~~f~~ie~~d~~. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes, as of the Election Meeting next succeeding any such change, so as to maintain a number of Directors in each class as nearly equal as possible. In no case shall a decrease in the number of Directors shorten the term of any incumbent Director.

Shareholder Meeting Information for the fiscal year ended December 31, 2024

The Annual Meeting of Shareholders (the “2025 Annual Meeting”) was scheduled for May 29, 2025 and subsequently adjourned, and the Fund expects to hold the 2025 Annual Meeting on or about December 19, 2025.

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2025, as supplemented by Amendment No. 1 filed with the SEC on May 23, 2025 and Amendment No. 2 filed with the SEC on June 13, 2025 (the proxy statement, as supplemented by all such amendments, the “Proxy Statement”), as well as any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC, for no charge at the SEC’s website at www.sec.gov.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the SEC. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of the Fund met on May 9, 2025 (the “Meeting”), to consider the approval of the Advisory Agreement by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Adviser, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of this agreement, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund were fair and reasonable and that the Investment Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent, and quality of the Investment Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Adviser provides to manage and operate the Fund, the increases of such services over time due to new or revised market, regulatory, or other developments (e.g.; liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Adviser provides portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Adviser provides to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g.; providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g.; providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations, and foreign filings, as may be necessary); oversight of third-party service providers (e.g.; coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g.; overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (e.g.; overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g.; helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Adviser, the Independent Directors also considered the risks borne by the Investment Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2024 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Adviser to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the Broadridge Expense Group). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (i.e., the expertise of the Investment Adviser with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Adviser to keep expenses to certain levels and reviewed the amounts the Investment Adviser had waived or reimbursed over the last fiscal years; if applicable, and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors also reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2024. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2024, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. In addition, the Investment Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Adviser and concluded that the indirect benefits received were reasonable.

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•    Investor applications and other forms,

•    Mail, e-mail or telephone correspondence,

•    Account history

The Fund limits access to personal information to those employees and service providers who need to know that information in order to process transactions and service accounts. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

INVESTMENT ADVISER

Atlas Asset Management, LLC

Buchanan Office Center

40 Carr 165, Suite 201

Guaynabo, Puerto Rico 00968

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL TO THE FUND

Schulte Roth & Zabel, LLP

(now Mcdermott Will & Schulte, LLP)

919 3rd Avenue

New York, New York 10022

PUERTO RICO LEGAL COUNSEL

Ferraiuoli LLC

250 Muñoz Rivera Avenue, 6th Floor

San Juan, Puerto Rico 00918

DIRECTORS AND OFFICERS

Ethan A. Daniel

Chairman of the Board of Directors

Roxana Cruz-Rivera

Independent Director

José R. Izquierdo II

Independent Director

Mojdeh L. Khaghan

Independent Director

Ian McCarthy

Independent Director

Brent D. Rosenthal

Independent Director

Paul Hopgood

Vice President

Pedro González

Vice President

Ivelisse M. Ortiz Moreau

Secretary

Michelle Marcano-Johnson

Chief Compliance Officer

Remember that:

•	Mutual Fund’s shares are not bank deposits or FDIC insured.
•	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
•	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

Tax – Free Fund

For Puerto Rico Residents, Inc.

(b)       Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)       The Schedule of Investments is included as a part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The Statement Regarding Basis for Approval of Investment Advisory Contract is included as a part of the report to shareholders included under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mr. Paul Hopgood, who replaced Mr. William Rivera as the Fund’s Portfolio Manager effective July 20, 2025, and who is primarily responsible for the day-to-day portfolio management of the Fund as of July 20, 2025.

Paul Hopgood, President of Atlas Asset Management LLC (the “Adviser”), has been a Portfolio Manager of the Fund since July 20, 2025 and joined the Adviser in September 2014. Prior to joining the Adviser, Mr. Hopgood was the Chief Investment Officer and Portfolio Manager at Santander Asset Management from 2003 through 2014. At Santander, Mr. Hopgood was responsible for the oversight and management of 17 investment companies and the institutional fixed-income mandates. Mr. Hopgood was responsible for trading a range of products, from corporate, mortgage backed, municipal and equity securities to derivates, such as futures, options, interest rate and structured swaps. Prior to joining Santander, Mr. Hopgood was a portfolio analyst at Popular Asset Management and the Bank Trust engaged in the analysis of fixed-income securities, from 2001 to 2003 and 1999 to 2001, respectively. Mr. Hopgood holds a Bachelor of Business Administration with a concentration in Finance from the University of Puerto Rico. Mr. Hopgood is a CFA Charterholder (2006) and a CAIA Charterholder (2015).

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of July 31, 2025:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Paul Hopgood	Registered Investment Companies	5	$ 324,615,999.54	n/a	n/a
	Other Pooled Investment Vehicles	—	$ 0	n/a	n/a
	Other Accounts	12	$322,773,615.07	n/a	n/a

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures that it considers fair and equitable for allocating limited opportunities across multiple accounts.

With respect to certain of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may affect the execution of the transaction to the detriment of the Fund or the other accounts.

The Investment Adviser has adopted policies and procedures which are designed to address these types of conflicts. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists of base and discretionary compensation that is not linked to account performance.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of July 31, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Paul Hopgood	None

(b)       Please see disclosure above.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)       The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)       There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Paul Hopgood
Paul Hopgood
Vice President

Date: September 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Hopgood
Paul Hopgood
Vice President

Date: September 25, 2025

By:	/s/ Pedro Gonzalez
Pedro Gonzalez
Vice President
principal financial officer

Date: September 25, 2025